BLACKROCK FUNDS

Money Market Portfolio
U.S. Treasury Money Market Portfolio
Municipal Money Market Portfolio
New Jersey Municipal Money Market Portfolio
North Carolina Municipal Money Market Portfolio
Ohio Municipal Money Market Portfolio
Pennsylvania Municipal Money Market Portfolio
Virginia Municipal Money Market Portfolio

     Supplement Dated December 22, 2008 to the
Prospectuses of the Funds Listed Above Dated January 31, 2008
(each, a “Fund” and collectively, the “Funds”)

Each Fund has been accepted into the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for Money Market Funds, which the U.S. Treasury has announced has been extended through April 30, 2009. The Board of Trustees has elected to extend coverage under the Program on behalf of the Funds.

The Program provides a guarantee to shareholders of each Fund up to the amount held in the Fund as of the close of business on September 19, 2008. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. This means that any increase in the number of shares an investor holds over the amount held after the close of business on September 19, 2008 is not covered under the Program. It also means that if an investor’s balance is below its September 19, 2008 level, the investor can bring it back up to that level and it will be covered. Note that the Program applies only to the account in which the shares were held on September 19, 2008. If an investor closes an account and reinvests in the Fund through a new account, the new balance would not be covered.

The Program is temporary and set to expire on April 30, 2009, at which point the Treasury Department can opt to extend it to no later than September 18, 2009. Each Fund has paid to be covered under the Program. For the initial three months of the Program (ending December 18, 2008), each Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, and for the extension period (ending April 30, 2009), each Fund paid a participation fee of 0.015% of the Fund’s net asset value as of September 19, 2008. The Program is implemented under the Treasury’s Exchange Stabilization Fund (ESF), and guarantee payments under the Program will not exceed the amount available within the ESF at the date of payment. Currently, ESF assets are about $50 billion. For additional information on the Guarantee Program, you can visit the U.S. Treasury’s website at www.ustreas.gov.

Neither this prospectus supplement, the above-referenced prospectus nor any Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. More specific information or additional information can be obtained by going to www.blackrock.com or the corresponding Fund website.

The section in the Institutional Shares Prospectus entitled “Expenses and Fees” for the U.S. Treasury Money Market Portfolio is replaced in its entirety with the following to reflect the payment of the Program participation fees described above:

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the U.S. Treasury Money Market Portfolio. The table is based on expenses for the most recent fiscal year (restated to reflect current fees including the fees of the Program) and may not reflect expenses of the fund after February 1, 2010.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees	0.45%
Other expenses†	0.19%

Total annual fund operating expenses†	0.64%
Fee waivers and expense reimbursements*	(0.19)%

Net expenses*†	0.45%

*	BlackRock has contractually agreed to waive or reimburse fees or expenses (exclusive of interest, taxes, brokerage commissions and certain other expenses not incurred in the ordinary course of the Fund’s business) in order to limit Institutional class expenses to 0.41% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

†	Other expenses, Total annual fund operating expenses and Net expenses have been restated to reflect the payment of the Program participation fees in the aggregate amount of 0.025% of the Fund’s net asset value as of September 19, 2008 as if these fees had been paid during the Fund’s prior fiscal year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$ 186	$ 338	$ 780

The section in the Institutional Shares Prospectus entitled “Expenses and Fees” for the Virginia Municipal Money Market Portfolio is replaced in its entirety with the following to reflect the payment of the Program participation fees described above :

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Virginia Municipal Money Market Portfolio. The table is based on expenses for the most recent fiscal year (restated to reflect current fees including the fees of the Program) and may not reflect expenses of the fund after February 1, 2010.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees	0.45%
Other expenses†	0.24%

Total annual fund operating expenses†	0.69%
Fee waivers and expense reimbursements*	(0.36)%

Net expenses*†	0.33%

*	BlackRock has contractually agreed to waive or reimburse fees or expenses (exclusive of interest, taxes, brokerage commissions and certain other expenses not incurred in the ordinary course of the Fund’s business) in order to limit Institutional class expenses to 0.30% of average daily net assets until February 1, 2010. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

†

Other expenses, Total annual fund operating expenses and Net expenses have been restated to reflect the payment of the Program participation fees in the aggregate amount of 0.025% of the Fund’s net asset value as of September 19, 2008 as if these fees had been paid during the Fund’s prior fiscal year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 34	$ 185	$ 349	$ 825

CODE #PRO-MM-0108-SUP